PRUDENTIAL JENNISON 20/20 FOCUS FUND

Supplement Dated October 15, 2013 to the

Summary Prospectus, Prospectus and Statement of Additional Information dated March 28, 2013

Effective as of October 31, 2013, the name of the registered investment company known as Prudential Jennison 20/20 Focus Fund will change to Prudential Investment Portfolios 18. The name of the series known as Prudential Jennison 20/20 Focus Fund (the “Fund”) will remain the same.

All references in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information will change accordingly.

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